SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 12, 2001


                                  Quixit, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


         COLORADO                      000-32341           84-1485082
-----------------------------          -----------         -------------------
(State or other jurisdiction           (Commission         (IRS Employer
         of incorporation)             File Number)        Identification No.)


7609 Ralston Road, Arvada, CO                            80002
--------------------------------------------             ------------
(Address of principal executive offices)                 (Postal Code)


Registrant's telephone number, including area code:  (303) 422-8127
                                                     ---------------



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Item 1.  CHANGES IN CONTROL OF REGISTRANT

         None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

         None.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None.

Item 5.  OTHER EVENTS

     At a Special Meeting of Shareholders of the Corporation effective March 12, 2001, the Shareholders have approved amending the Articles of Incorporation as follows:

1. The authorized common stock of the corporation is now 100,000,000 shares @ $.0001 par value per share.

2.  The Articles are amended to include the following:

         Whenever the laws of the State of Colorado require the vote or concurrence of the holders of two-thirds of the outstanding share entitled to vote thereon, with respect to any action to be taken by the shareholder of the Corporation, such action may be taken by vote or concurrence of the holders of at least a majority of the shares entitled to vote. These Articles of Incorporation may be amended by the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a meeting duly called for that purpose, or, when authorized, when such action is ratified by the written consent of all the shareholders entitled to vote thereon.

Item 6.  APPOINTMENT OF NEW DIRECTORS OR OFFICERS

         None.

         RESIGNATION OF OFFICERS OR DIRECTORS

         None.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 3.3       Amendment to the Articles of Incorporation.



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                                   Signatures

         Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 12, 2001


                                       QUIXIT, INC.


                                       By:  /s/ H. Daniel Boone
                                            ------------------------------------
                                                H. Daniel Boone, President



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                              ARTICLES OF AMENDMENT
                                       TO
                          THE ARTICLES OF INCORPORATION
                                       OF
                                  QUIXIT, INC.

         Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation has adopted the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the Corporation is Quixit, Inc.

         SECOND: The Articles of Incorporation of the Corporation are hereby amended, as follows:

a) "Common Stock" is hereby amended as follows: The authorized common stock of the corporation shall be 100,000,000 shares @ $.0001 par value per share.

b)   The following Article is added to the Articles of Incorporation:

         Whenever the laws of the State of Colorado require the vote or concurrence of the holders of two-thirds of the outstanding shares entitled to vote thereon, with respect to any action to be taken by the shareholder of the Corporation, such action may be taken by vote or concurrence of the holders of at least a majority of the shares entitled to vote. These Articles of Incorporation may be amended by the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a meeting duly called for that purpose, or, when authorized, when such action is ratified by the written consent of all the shareholders entitled to vote thereon.

         THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation effective February 10, 2001, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendments described above to the Corporation's shareholders for their approval.

         FOURTH: Notice having been properly given to the shareholders in accordance with Sections 7-107-105 and 7-110-103, at a meeting of shareholders held on March 12, 2001, the number of votes cast for the amendment by the shareholders entitled to vote on the amendment was sufficient for approval by the shareholders.



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         IN WITNESS WHEREOF, QUIXIT, INC., has caused these presents to be signed in its name and on its behalf by H. Daniel Boone, its President, and its corporate seal to be hereunder affixed and attested by Bill McDavid, its Secretary, on the 12th day of March, 2001, and its President acknowledges that these articles of Amendment are the act and deed of Quixit, Inc. and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


Dated this 2nd day of April, 2001.


ATTEST: QUIXIT, INC.

         /s/ H. Daniel Boone                           /s/ Bill McDavid
By: --------------------------------          By: ------------------------------
    H. Daniel Boone, President                    Bill McDavid, Secretary